American Century Capital Portfolios, Inc. Statement of Additional Information Supplement AC Alternatives® Income Fund
Supplement dated August 1, 2019 ■ Statement of Additional Information dated March 1, 2019

All references to Chris Bittman in the Statement of Additional Information are deleted. The entries for Chris Bittman are deleted from the Accounts Managed table and the Ownership of Securities table of the Statement of Additional Information.

The following replaces the management fee schedule under Investment Advisor on page 41 of the Statement of Additional Information.

Fund	Class
AC Alternatives Income	Investor, A, C and R	1.70%
	I	1.50%
	Y and R6	1.35%

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